UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811 - 22464

Ironwood Multi-Strategy Fund LLC
 (Exact name of registrant as specified in charter)

One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Address of principal executive offices)(Zip code)

Jonathan Gans
Chief Executive Officer and President
c/o Ironwood Capital Management
One Market Plaza, Steuart Tower, Suite 2500
San Francisco, CA 94105
(Name and address of agent for service)

Registrant’s telephone number, including area code:  (415) 777-2400

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2026

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549-1090. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

As permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s shareholder reports will not be sent by mail, unless a member specifically requests paper copies of the reports from the Fund or its transfer agent, BNY Mellon. Instead, the reports will be made available on www.ironwoodpartners.com, and members will be notified by mail each time a report is posted and provided with a website link to access the report.

Members continue to have the ability to receive any, or all, of the Fund’s reporting electronically including monthly account statements, financial statements, tax documents, the prospectus, and tender offers.

Instructions on how to sign up for electronic delivery are available by contacting Ironwood Investor Services at investorservices@ironwoodpartners.com.

Members may elect to receive all future reports in paper, free of charge, by informing BNY Mellon. The phone number is (888) 999-2678.

The Fund’s annual report transmitted to members pursuant to Rule 30e-1 under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30e-1) is as follows:

Financial Statements

Ironwood Multi-Strategy Fund LLC
Year Ended April 30, 2026
With Report of Independent Registered Public Accounting Firm

Ironwood Multi-Strategy Fund LLC
Financial Statements
Year Ended April 30, 2026

Supplemental Information (Unaudited)

Audited consolidated financial statements of Ironwood Institutional Multi-Strategy Fund LLC
(the “Master Fund”)

Contents

Ironwood Multi-Strategy Fund LLC
Management’s Discussion of Fund Performance (Unaudited)
Investment Approach
Ironwood Multi-Strategy Fund LLC’s (“IMS” or the “Fund”) investment objective is capital appreciation with limited variability of returns.  The Fund seeks to achieve this objective by investing substantially all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (“IIMS” or the “Master Fund”), which has the same investment objective as the Fund.   IIMS allocates capital to a select group of alternative asset managers and the investment funds they operate.  IIMS primarily invests across four core hedge fund sectors: relative value, market neutral and hedged equity, event driven, and distressed and credit securities. These sectors are described in more detail in the Fund’s prospectus and the Master Fund’s audited consolidated financial statements.

Performance Overview
For the fiscal year ended April 30, 2026, Ironwood Multi-Strategy Fund LLC returned 14.40% net while the HFRI FOF: Conservative Index (“HFRI FOF”) returned 11.32% for the same period.

Performance and Portfolio Discussion
Over the last twelve months, evolving central bank trajectories and structural shifts in corporate profitability, heavily supported by AI tailwinds, have defined the market landscape.  During the latter half of 2025, the Federal Reserve’s pivot toward an interest-rate cutting cycle sustained a broad rally across both equity and credit markets.  However, since the beginning of 2026, market optimism has oscillated as the easing cycle paused, and geopolitical headwinds introduced renewed volatility.  Nonetheless, robust earnings growth has effectively anchored the market against the challenges of a stalled rate-cut cycle and heightened macro uncertainty.

The Fund generated consistent returns throughout the fiscal year in an uncorrelated manner to both equity and bond markets. For the twelve months through April 30, 2026, the Fund returned 14.40% net with an annualized standard deviation of 3.48% and a beta of 0.18 and 0.20 to the S&P 500 Total Return Index and Bloomberg U.S. Aggregate Bond Index, respectively.  All four of the Fund’s sectors were positive over the fiscal year, and the leading drivers of performance included Market Neutral and Hedged Equity and Relative Value.  Looking ahead, while Ironwood is not subject to any formal diversification requirements, Ironwood will continue to maintain a diversified portfolio of underlying funds across sectors and strategies, while opportunistically seeking to capitalize on the most compelling risk-adjusted opportunities.

At the end of the fiscal period, the Master Fund’s exposure by sector was as follows: Relative Value (47%), Market Neutral and Hedged Equity (34%), Event-Driven (10%), and Distressed and Credit Securities (7%).

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Ironwood Multi-Strategy Fund LLC
Management’s Discussion of Fund Performance (Unaudited)
Fund Performance
The graph below illustrates the growth of a hypothetical $50,000 investment in the Fund over the ten years ended April 30, 2026 compared to the HFRI FOF.

The table below presents the Fund’s average annual total returns through the fiscal year ended April 30, 2026.

Return information is unaudited, estimated, and subject to change.  Returns are net of Fund fees and expenses, and include all annual expenses disclosed in the Fund’s most recent Prospectus, which also includes the expenses borne by the Master Fund as an investor in underlying funds and reflect the reinvestment of dividends and other investment income. Fund Returns shown do not include any commissions or transaction charges that may be charged by certain broker-dealers upon investing in the Fund and do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund units. Past performance is not indicative of future results.  Depending on an investor’s investment date, holding period, and other factors, an investor may have overall performance that underperforms or outperforms that reflected above.

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Ironwood Multi-Strategy Fund LLC
Management’s Discussion of Fund Performance (Unaudited)
Index and Statistical Definitions
Index performance is shown for illustrative purposes only and does not represent the performance of any specific investment.  Index returns do not include expenses, fees or charges, which would lower performance.  The indices are unmanaged and an investor cannot invest directly in an index.  In reviewing the performance of the Fund, investors should not consider any of the indices presented herein to be performance benchmarks.

HFRI FOF: Conservative Index:  The HFRI FOF: Conservative Index is an equal-weighted index representing funds of funds that invest with multiple managers focused on consistent performance and lower volatility via absolute return strategies.  The Index includes funds of funds tracked by Hedge Fund Research, Inc.  The Index is a proxy for the performance of the universe of conservative funds of funds focused on absolute return strategies. Returns are net of fees and are denominated in USD. SOURCE: HFR, Inc. www.HFR.com. The HFR Indices are being used under license from HFR Holdings, LLC, which does not approve of or endorse any of the products or the contents discussed in this these materials.

Bloomberg U.S. Aggregate Bond Index:  The Bloomberg U.S. Aggregate Bond Index is a broad-based fixed income benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities (agency fixed-rate pass-throughs), asset backed securities and commercial mortgage backed securities (agency and non-agency). For more information, please visit www.bloomberg.com/indices.

S&P 500 Index:  The S&P 500 Index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. It is intended as an indicator of large-cap public U.S. equities. For more information, please visit www.standardandpoors.com.

Beta:  Beta is the slope of the regression line.  Beta measures the risk of a particular investment relative to the market as a whole (the “market” can be any index or investment you specify). It describes the sensitivity of the investment to broad market movements.

Correlation:  Correlation measures the degree to which two financial variables, such as a particular investment and a benchmark index, move in relation to each other.  High correlation implies that one variable tends to increase as the other variable increases, or vice versa. Low correlation implies that there is little-to-no linear relationship between the two variables.

Standard Deviation:  Standard Deviation measures the degree of variation of returns around the mean (average) return.  The higher the volatility of the investment returns, the higher the standard deviation will be.  For this reason, standard deviation is often used as a measure of investment risk. All values are presented annualized.
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Report of Independent Registered Public Accounting Firm

To the Members and the Board of Directors of Ironwood Multi-Strategy Fund LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of Ironwood Multi-Strategy Fund LLC (the “Fund”) as of April 30, 2026, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund at April 30, 2026, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2026, by correspondence with the transfer agent. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

Chicago, Illinois
June 17, 2026

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Ironwood Multi-Strategy Fund LLC
Statement of Assets and Liabilities
April 30, 2026

Assets
Cash	$5,840
Investment in the Master Fund, at fair value (cost $3,155,264,013)	3,441,042,437
Advance subscription to the Master Fund	42,908,655
Other assets	4,953
Total assets	3,483,961,885

Liabilities
Subscriptions received in advance	42,908,655
Payable to Adviser	6,265,705
Accrued expenses	280,928
Total liabilities	49,455,288

Net assets	$3,434,506,597

Net assets consist of:
Paid-in capital	$3,139,258,659
Accumulated earnings	295,247,938
Net assets	$3,434,506,597

Net asset value per unit
2,732,840.16 units issued and outstanding, no par value	$1,256.75

See accompanying notes and attached consolidated financial statements of the Master Fund.

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Ironwood Multi-Strategy Fund LLC
Statement of Operations
Year Ended April 30, 2026

Investment income
Dividend income from the Master Fund	$220,413,252
Other income	2,562
Total investment income	220,415,814

Expenses
Account servicing fees	23,515,635
Printing and communication fees	734,601
Professional fees	234,498
Sub transfer agency fees	206,853
Directors’ fees	197,500
Filing fees	76,956
Administration fees	49,809
Other	2,212
Total expenses	25,018,064

Net investment income	195,397,750

Realized and unrealized gain on investment in the Master Fund
Net capital gain distribution received from the Master Fund	21,849,329
Net realized loss on redemptions from the Master Fund	(2,882,150)
Net change in unrealized appreciation/depreciation on investment in the Master Fund	207,622,397
Net realized and unrealized gain on investment in the Master Fund	226,589,576
Net increase in net assets resulting from operations	$421,987,326

See accompanying notes and attached consolidated financial statements of the Master Fund.

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Ironwood Multi-Strategy Fund LLC
Statements of Changes in Net Assets

	Year Ended April 30, 2026	Year Ended April 30, 2025
Operations
Net investment income (loss)	$195,397,750	$150,073,308
Net capital gain distribution received from the Master Fund	21,849,329	14,807,880
Net realized gain (loss) on redemptions from the Master Fund	(2,882,150)	4,761,286
Net change in unrealized appreciation/depreciation on investment in the Master Fund	207,622,397	45,426,926
Net increase in net assets resulting from operations	421,987,326	215,069,400

Distributions to Members
Distributions	(214,149,597)	(165,972,371)
Decrease in net assets resulting from distributions to Members	(214,149,597)	(165,972,371)

Member transactions
Subscriptions	345,248,978	277,012,912
Reinvestment of distributions	197,846,954	152,112,068
Redemptions	(158,574,784)	(207,989,520)
Net increase in net assets resulting from Member transactions	384,521,148	221,135,460

Net increase in net assets	592,358,877	270,232,489
Net assets, beginning of year	2,842,147,720	2,571,915,231
Net assets, end of year	$3,434,506,597	$2,842,147,720

Unit transactions
Units outstanding, beginning of year	2,417,780.82	2,229,995.98
Units issued	282,992.97	235,431.59
Units issued for reinvestment of distributions	163,586.58	130,778.62
Units redeemed	(131,520.21)	(178,425.37)
Units outstanding, end of year	2,732,840.16	2,417,780.82

See accompanying notes and attached consolidated financial statements of the Master Fund.

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Ironwood Multi-Strategy Fund LLC
Statement of Cash Flows
Year Ended April 30, 2026

Operating activities
Net increase in net assets resulting from operations	$421,987,326
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized loss on redemptions from the Master Fund	2,882,150
Net change in unrealized appreciation/depreciation on investment in the Master Fund	(207,622,397)
Purchases of investment in the Master Fund	(566,997,946)
Proceeds from sales of investment in the Master Fund	155,618,042
Increase in other assets	(4,953)
Increase in payable to Adviser	991,133
Increase in accrued expenses	186,476
Net cash used in operating activities	(192,960,169)

Financing activities
Subscriptions received	364,868,693
Redemptions paid	(155,620,604)
Distributions paid	(16,302,643)
Net cash provided by financing activities	192,945,446

Net change in cash	(14,723)
Cash, beginning of year	20,563
Cash, end of year	$5,840

Supplemental disclosure of non-cash activities
Reinvestment of distributions	$197,846,954
Non-cash subscriptions	$81,530
Non-cash redemptions	$2,954,180

See accompanying notes and attached consolidated financial statements of the Master Fund.

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Ironwood Multi-Strategy Fund LLC
Financial Highlights

	Year Ended April 30, 2026	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022
Net asset value, beginning of year	$1,175.52	$1,153.33	$1,127.65	$1,183.36	$1,207.42
Net investment income (loss)(a)	76.87	66.46	41.56	33.24	60.55
Net realized and unrealized gain (loss) on investment in the Master Fund	89.14	28.79	43.37	(29.88)	(24.64)
Net increase (decrease) in net assets resulting from operations	166.01	95.25	84.93	3.36	35.91
Distributions paid from:
Net investment income	(77.96)	(66.38)	(41.58)	(54.26)	(55.03)
Net realized gains	(6.82)	(6.68)	(17.67)	(4.81)	(4.94)
Total distributions	(84.78)	(73.06)	(59.25)	(59.07)	(59.97)
Net asset value, end of year	$1,256.75	$1,175.52	$1,153.33	$1,127.65	$1,183.36
Total return(b)	14.40%	8.33%	7.67%	0.35%	2.92%
Ratio of total expenses to average net assets before expense waivers and recaptures(c)	0.81%	0.79%	0.80%	0.79%	0.80%
Ratio of total expenses to average net assets after expense waivers and recaptures(c)	0.81%	0.79%	0.80%	0.79%	0.80%
Ratio of net investment income (loss) to average net assets(c)	6.30%	5.60%	3.64%	4.63%	4.44%

The Master Fund’s ratio of total expenses to average net assets after expense waivers and recaptures (d)	1.40%	1.39%	1.37%	1.37%	1.36%
Net assets, end of year	$3,434,506,597	$2,842,147,720	$2,571,915,231	$2,398,763,706	$2,105,475,636

(a)	Calculated based on the average units outstanding methodology.

(b)
Total return assumes a subscription of a unit in the Fund at the beginning of the year, a repurchase of the unit on the last day of the year, and the re-investment of all distributions during the year.

(c)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the Master Fund.

(d)	Ratios do not reflect the Master Fund’s proportionate share of the expenses of the investment funds.

The above ratios and total return have been calculated for the Members taken as a whole. An individual Member’s return and ratios may vary from these returns and ratios due to the timing of unit transactions.

See accompanying notes and attached consolidated financial statements of the Master Fund.

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Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements
Year Ended April 30, 2026

1.	Organization

Ironwood Multi-Strategy Fund LLC (the “Fund”) was organized under the laws of the state of Delaware as a limited liability company on August 25, 2010 and commenced operations on January 1, 2011.  The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company.  The Fund is also registered under the U.S. Securities Act of 1933, as amended (the “1933 Act”).  The Fund currently complies, and intends to continue to comply with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in Note 2.

The Fund’s investment objective is capital appreciation with limited variability of returns.  The Fund attempts to achieve this objective by investing substantially all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”), which has the same investment objective as the Fund. As of April 30, 2026, the Fund’s investment in the Master Fund represented 51.45% of the Master Fund’s net assets.  The consolidated financial statements of the Master Fund, including the consolidated schedule of investments, are attached to this report and should be read in conjunction with the Fund’s financial statements.

Eligible investors in the Fund (referred to as “Members”) include high net worth individuals, foundations, pensions, and other institutions.

Ironwood Capital Management serves as the Fund’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the oversight of the Fund’s Board of Directors (the “Board”).  The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the U.S. Investment Advisers Act of 1940, as amended.  The Adviser is also registered as a Commodity Pool Operator with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association.  The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.  The majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund utilizes the Bank of New York Mellon (the “Administrator”) as its independent administrator.

See attached consolidated financial statements of the Master Fund.

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Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)
2.	Significant Accounting Policies

Basis of Presentation

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).  Such policies are consistently followed by the Fund in the preparation of its financial statements.  The financial statements are expressed in U.S. dollars.

The Fund is an investment company as described in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.  The Fund follows the accounting and reporting guidance in ASC 946.

Use of Estimates

The preparation of these financial statements in conformity with U.S. GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including the estimated fair value of investments.  Actual results could differ from those estimates.

Net Asset Value Determination

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as determined pursuant to policies established by the Board.

Investment in the Master Fund

The Fund records its investment in the Master Fund at fair value which is represented by the Fund’s units held in the Master Fund valued at the per unit net asset value.  Valuation of investment funds held by the Master Fund is discussed in the notes to the Master Fund’s consolidated financial statements.  The performance of the Fund is directly affected by the performance of the Master Fund.  The consolidated financial statements of the Master Fund, which are attached, are an integral part of these financial statements.  Refer to the accounting policies disclosed in the consolidated financial statements of the Master Fund for additional information regarding significant accounting policies that affect the Fund.

Cash

In the normal course of business, the Fund maintains its cash balances in accounts that are affiliated with the Administrator, which at times may exceed federally insurable limits.  The Adviser monitors the financial condition of the Administrator and does not anticipate any losses.

See attached consolidated financial statements of the Master Fund.

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Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)
Income and Expense Recognition

The Fund records investment transactions on a trade date basis and recognizes income and expenses on an accrual basis.  Income, expenses, and realized and unrealized gains and losses are recorded monthly.  The change in the Master Fund’s net asset value is included in net change in unrealized appreciation/depreciation on investment in the Master Fund on the statement of operations.  Realized gain (loss) on redemptions from the Master Fund is calculated using the specific identification methodology.

Income dividends and capital gains distributions received by the Fund from the Master Fund are automatically reinvested in additional units of the Master Fund, to the extent that the Fund’s Members have elected to reinvest dividends in accordance with the Fund’s dividend reinvestment plan.

Income Taxes

The Fund currently complies, and intends to continue to comply with the requirements of Subchapter M of the Code applicable to Regulated Investment Companies (“RICs”) and distributes substantially all of its taxable income to its Members.  Therefore, no provision for federal income taxes is required.  The Fund files tax returns with the U.S. Internal Revenue Service and state(s) as applicable.  The Fund has concluded there are no significant uncertain tax positions that would require recognition in the financial statements as of April 30, 2026.  If applicable, the Fund recognizes interest accrued related to liabilities for unrecognized tax in interest expense and penalties in other expenses on the statement of operations.  The open tax years under potential examination vary by jurisdiction, but in general tax authorities can examine all tax returns filed for the last three tax years.

The Fund has a tax year that ends on April 30.

Dividend Reinvestment Plan

Each Member will have all income distributions and capital gains distributions automatically reinvested in additional units unless such Member specifically elects to receive all income distributions and capital gains distributions in cash.

See attached consolidated financial statements of the Master Fund.

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Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)
Segment Reporting

The Fund is an investment company whose investment objective is stated in Note 1 to the Financial Statements and operates as a single reportable segment. The Adviser’s Management Committee has been designated as the Fund’s Chief Operating Decision Maker (“CODM”), who is responsible for assessing the performance of the Fund’s single segment and deciding the allocation of the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s Financial Statements.

3.	Fair Value of Financial Instruments

The units of account that are valued by the Fund are its units in the Master Fund and not the underlying holdings of the Master Fund.  Thus, the inputs used by the Fund to value its investment in the Master Fund may differ from the inputs used to value the underlying holdings of the Master Fund.

4.	Members’ Units

The stated minimum initial investment by Members is $50,000 and the minimum subsequent investment is $10,000. The Adviser may waive these minimums, but in no event will the initial investment be less than $25,000. Members may purchase units as of the first business day of the month.

Subscriptions received in advance represent the amounts received on or prior to April 30, 2026 for subscriptions with an effective date of May 1, 2026.

Foreside Fund Services, LLC acts as the distributor (the “Distributor”) of the Fund’s units.  The Distributor has entered into, and may continue to enter into, selected dealer agreements with various brokers and dealers (“Selling Agents”) that agree to participate in the distribution of the Fund’s units.  Neither the Fund nor the Distributor will directly impose an initial sales charge.  If a Member purchases units through a Selling Agent, the Selling Agent may charge the Member a transaction or other fees in such amount as the Selling Agent may determine. Any such transaction or other fees charged by a Selling Agent is in addition to the subscription price for units and does not form a part of a Member’s investment in the Fund.

The Board, in its sole and absolute discretion, may authorize the Fund to make a tender offer to repurchase Members’ units (an “Offer”).  An Offer to repurchase Members’ units will only be made to Members at the same time as, and in parallel with, each repurchase offer made by the Master Fund to its members, including the Fund.  Members of the Fund will be treated as if they are members of the Master Fund and subject to the terms of the Master Fund’s repurchase offer.

See attached consolidated financial statements of the Master Fund.

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Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)
In determining whether the Fund should make an Offer to repurchase units from Members, the Board will consider, among other things, the recommendation of the Adviser.  The Adviser expects that it will recommend to the Board that the Fund make an Offer to repurchase units from Members semi-annually on June 30 and December 31.  While there can be no guarantee that it will continue this practice, to date, the Fund has offered to repurchase 10 – 20% of its units at each of its June 30 and December 31 Offers.

As part of each Offer, Members of the Fund may request to tender units and immediately subscribe the resulting proceeds to the Master Fund.  As part of the Master Fund’s tender offers, Members of the Master Fund may request to tender units and immediately subscribe the resulting proceeds to the Fund.  In these circumstances, the Fund and the Master Fund process the transactions without requiring the payment or receipt of cash. For the year ended April 30, 2026, the total amount of non-cash subscriptions and redemptions were $81,530 and $2,954,180  respectively.

A 5% early repurchase fee is charged on repurchased units that have been held less than one year, payable to the Fund.  The Board or the Adviser may waive the imposition of the early repurchase fee. For the year ended April 30, 2026, the Fund charged early repurchase fees of $2,562. Such amount is included in other income on the statement of operations.

In no event shall any Member have any liability for the repayment or discharge of debts and obligations of the Fund except to the extent provided by the Fund’s prospectus or as required by law.

5.  Account Servicing Fee, Related Party Transactions, and Other Expenses

The Fund pays to the Adviser an account servicing fee (the “Account Servicing Fee”).  The Account Servicing Fee will accrue monthly at a rate equal to 0.0625% (0.75% per annum) of the Fund’s net asset value as of the close of business on the last calendar day of each month, before adjustments for any repurchases effective on that day.  The Account Servicing Fee is payable in arrears as of the last calendar day of the applicable quarter.  The Adviser may, in its sole discretion, pay up to the entire amount of the Account Servicing Fee relating to units to a Selling Agent that assists in the servicing of accounts.  For the year ended April 30, 2026, the Fund incurred Account Servicing Fees of $23,515,635, of which $6,265,705 was payable to the Adviser as of April 30, 2026.

See attached consolidated financial statements of the Master Fund.

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Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)
The Fund incurs all ongoing ordinary administrative and operational costs of the Fund including (but not limited to) legal costs, audit and tax preparation fees, fees paid to the Administrator, filing fees, fees paid to sub-transfer agencies, taxes, bank charges, and any extraordinary operating expenses.  The Fund also incurs certain expenses indirectly via its investment in the Master Fund, including a monthly advisory fee of 0.10% (1.20% per annum) payable to the Adviser.  Such indirect expenses are included in the net change in unrealized appreciation/depreciation on investment in the Master Fund on the statement of operations.

The Adviser will bear all ongoing ordinary administrative and operational costs of the Adviser, including employees’ salaries, office rent, travel costs, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs, and communication expenses.

The Adviser has entered into an agreement (the “Expense Limitation Agreement”) with the Fund and the Master Fund whereby it has contractually agreed to waive its fees and/or reimburse the Fund’s and Master Fund’s monthly expenses (excluding taxes, brokerage commissions, interest expense and commitment fees incurred in connection with any credit facility, other transaction related expenses, custody fees, bank charges, any extraordinary expenses of the Fund, any acquired fund fees and expenses, the advisory fee paid by the Master Fund, and the Account Servicing Fee paid by the Fund) to the extent necessary to ensure that the monthly expenses of the Fund will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each month end during the term of the Expense Limitation Agreement (the “Expense Limitation”).  The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the prospectus that was in effect at the time of the original waiver.

For a portion of the year ended April 30, 2026, eligible expenses in excess of the Expense Limitation were $88,345. Such expenses were eligible to be waived and subsequently recaptured by the Adviser during the year. The amounts waived and recaptured by the Adviser net to zero and do not affect current year expenses presented on the statement of operations. As of April 30, 2026, there are no amounts subject to potential future reimbursement to the Adviser.

Compensation to the independent directors for the year ended April 30, 2026 was $197,500.

See attached consolidated financial statements of the Master Fund.

15

Contents

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)
6.  Income Taxes

Net investment income (loss) and net realized gain (loss) from sales of units of the Master Fund may not be treated the same for financial statement and for U.S. tax purposes.  Temporary book-tax differences may result when the Fund holds units of the Master Fund and will generally become permanent upon disposal of such units.

As of April 30, 2026, the aggregate cost and related gross unrealized appreciation and depreciation for tax purposes of the Fund’s investments were as follows:

Cost of investments for tax purposes	$3,158,860,572

Gross tax unrealized appreciation	$286,048,509
Gross tax unrealized depreciation	(3,866,644)
Net tax unrealized appreciation on investments	$282,181,865

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income.  Net realized gains, if any, are distributed at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

The tax character of distributions paid during the tax years ended April 30, 2026 and April 30, 2025 were as follows:

Tax Character	April 30, 2026	April 30, 2025
Ordinary income	$196,866,872	$150,765,742
Long-term capital gain	17,282,725	15,206,629

As of April 30, 2026, the components of distributable earnings (losses) on a tax basis were as follows:

Undistributed long-term capital gains	$21,799,997
Qualified late-year losses	(8,733,924)
Net unrealized appreciation (depreciation)	282,181,865
Accumulated earnings	$295,247,938

Qualified late-year losses represent ordinary losses incurred after December 31, 2025.  For income tax purposes, these losses are deemed to arise on the first day of the Fund’s next taxable year.  For the year ended April 30, 2026, the Fund intends to defer late-year ordinary losses of $8,733,924 to May 1, 2026.

As of April 30, 2026, the Fund did not have any available unused short-term capital losses or unused long-term capital losses for federal income tax purposes.

See attached consolidated financial statements of the Master Fund.

16

Contents

Ironwood Multi-Strategy Fund LLC
Notes to Financial Statements (continued)
7.	Indemnification

In the normal course of business, the Fund enters into contracts that provide general indemnifications and that contain a variety of representations and warranties.  The Fund’s maximum exposure in connection with these contracts is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, no claims have been made under these indemnities in the past, and while there can be no assurances in this regard, the Fund is not aware of any such claims that may be made in the future.

8.	Subsequent Events

The Adviser has performed a subsequent events review and determined that there were no subsequent events which would have a significant impact on the Fund’s financial position or results of operations.

See attached consolidated financial statements of the Master Fund.

17

Contents
Ironwood Multi-Strategy Fund LLC
Supplemental Information
(Unaudited)

Fund Management

The Fund’s officers are appointed by the Board of Directors and oversee the management of the day-to-day operations of the Fund subject to the oversight of the Board of Directors.  One of the directors and all of the officers of the Fund are officers or employees of Ironwood Capital Management (the “Adviser” or “Ironwood”).  The other directors (the “Independent Directors”) are not affiliated with the Adviser and are not “interested persons” as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).  A list of the directors of the Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

Additional information about the directors is available in the Fund’s Statement of Additional Information (“SAI”). The Fund’s SAI can be obtained on Ironwood’s website (https://www.ironwoodpartners.com/funds/), the SEC’s website (http://www.sec.gov), or by contacting Ironwood at 833-990-2394.

Directors

Name and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships
Disinterested Directors
Richard W. Meadows Age: 76	Independent Director	Term - Indefinite Length - Since inception	Retired since 2010; prior thereto Executive Vice President of mutual fund administration firm	2	0
M. Kelley Price Age: 75	Independent Director	Term - Indefinite Length - Since inception	Retired since 2010; prior thereto Executive Vice President of mutual fund administration firm	2	0
David Sung Age: 72	Independent Director	Term - Indefinite Length - Since October 1, 2015	Retired since 2014; prior thereto Partner of Ernst & Young LLP	2
The Hartford Group of Funds (77 portfolios); Coller Secondaries Private Equity Opportunities Fund and Coller Private Credit Secondaries; also directorships and governance committee member with 3 private investment funds

Interested Directors(2)
Jonathan Gans Age: 54	Director, Chairman of the Board	Term - Indefinite Length - Since inception	Chief Executive Officer and President of Ironwood	2	0

(1) Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal, or retirement.

(2) “Interested person,” as defined in the 1940 Act, of the Fund (“Interested Director”) because of the affiliation with the Fund and Ironwood.

18

Contents
Ironwood Multi-Strategy Fund LLC
Supplemental Information (continued)
(Unaudited)
Officers

Set forth below is the Fund’s officers’ name, age, position with the Fund, length of term of office, and the principal occupation for the last five years, as of April 30, 2026.  The business address of each officer is care of Ironwood Capital Management, One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Jonathan Gans Age: 54	Chief Executive Officer, President	Term - Indefinite Length - Since inception	Chief Executive Officer and President of Ironwood
Alison Sanger Age: 54	Secretary	Term - Indefinite Length - Since January 1, 2022	Chief Operating Officer of Ironwood
Martha Boero Age: 43	Treasurer	Term - Indefinite Length - Since March 15, 2013	Chief Financial Officer of Ironwood since January 2023; prior thereto Chief Accounting Officer of Ironwood
Michael Mazur Age: 42	Chief Compliance Officer	Term - Indefinite Length - Since January 1, 2022	Chief Compliance Officer of Ironwood since January 2022; prior thereto Vice President, Regulatory & Compliance of Ironwood.

19

Contents

Ironwood Multi-Strategy Fund LLC
Supplemental Information (continued)
(Unaudited)
Additional Information

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (415) 777-2400; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve-month period ended June 30, no later than August 31.  The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (415) 777-2400; (ii) on the Funds’ website at https://www.ironwoodpartners.com/funds/; and (iii) on the SEC’s website at http://www.sec.gov.

Filing of Quarterly Schedule of Portfolio Holdings (“Form N-PORT”)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  The Fund’s Form N-PORT filings are available: (i) without charge, upon request, by calling (415) 777-2400; and (ii) on the SEC’s website at http://www.sec.gov.

20

Consolidated Financial Statements

Ironwood Institutional Multi-Strategy Fund LLC
Year Ended April 30, 2026
With Report of Independent Registered Public Accounting Firm

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Financial Statements
Year Ended April 30, 2026

Supplemental Information (Unaudited)

Contents

Ironwood Institutional Multi-Strategy Fund LLC
Management’s Discussion of Fund Performance (Unaudited)
Investment Approach
Ironwood Institutional Multi-Strategy Fund LLC’s (“IIMS” or the “Fund”) investment objective is capital appreciation with limited variability of returns.  IIMS seeks to achieve this objective by allocating capital to a select group of alternative asset managers and the investment funds they operate.  The Fund primarily invests across four core hedge fund sectors: relative value, market neutral and hedged equity, event-driven, and distressed and credit securities.  These sectors are described in more detail in the Fund’s prospectus and audited financial statements.

Performance Overview
For the fiscal year ended April 30, 2026, Ironwood Institutional Multi-Strategy Fund LLC returned 15.31% net while the HFRI FOF: Conservative Index (“HFRI FOF”) returned 11.32% for the same period.

Performance and Portfolio Discussion
Over the last twelve months, evolving central bank trajectories and structural shifts in corporate profitability, heavily supported by AI tailwinds, have defined the market landscape.  During the latter half of 2025, the Federal Reserve’s pivot toward an interest-rate cutting cycle sustained a broad rally across both equity and credit markets.  However, since the beginning of 2026, market optimism has oscillated as the easing cycle paused, and geopolitical headwinds introduced renewed volatility.  Nonetheless, robust earnings growth has effectively anchored the market against the challenges of a stalled rate-cut cycle and heightened macro uncertainty.

The Fund generated consistent returns throughout the fiscal year in an uncorrelated manner to both equity and bond markets. For the twelve months through April 30, 2026, the Fund returned 15.31% net with an annualized standard deviation of 3.47% and a beta of 0.18 and 0.20 to the S&P 500 Total Return Index and Bloomberg U.S. Aggregate Bond Index, respectively.  All four of the Fund’s sectors were positive over the fiscal year, and the leading drivers of performance included Market Neutral and Hedged Equity and Relative Value.  Looking ahead, while Ironwood is not subject to any formal diversification requirements, Ironwood will continue to maintain a diversified portfolio of underlying funds across sectors and strategies, while opportunistically seeking to capitalize on the most compelling risk-adjusted opportunities.

At the end of the fiscal period, the Fund’s exposure by sector was as follows: Relative Value (47%), Market Neutral and Hedged Equity (34%), Event-Driven (10%), and Distressed and Credit Securities (7%).

Contents

Ironwood Institutional Multi-Strategy Fund LLC
Management’s Discussion of Fund Performance (Unaudited)
Fund Performance
The graph below illustrates the growth of a hypothetical $50,000 investment in the Fund over the ten years ended April 30, 2026 compared to the HFRI FOF.

The table below presents the Fund’s average annual total returns through the fiscal year ended April 30, 2026.

Return information is unaudited, estimated, and subject to change.  Returns are net of Fund fees and expenses, and include all annual expenses disclosed in the Fund’s most recent Prospectus, which also includes the expenses borne by the Fund as an investor in underlying funds and reflect the reinvestment of dividends and other investment income. Fund Returns shown do not include any commissions or transaction charges that may be charged by certain broker-dealers upon investing in the Fund and do not reflect the deduction of taxes that an investor would pay on Fund distributions or the redemption of Fund units.  Past performance is not indicative of future results.  Depending on an investor’s investment date, holding period, and other factors, an investor may have overall performance that underperforms or outperforms that reflected above.

Contents

Ironwood Institutional Multi-Strategy Fund LLC
Management’s Discussion of Fund Performance (Unaudited)
Index and Statistical Definitions
Index performance is shown for illustrative purposes only and does not represent the performance of any specific investment.  Index returns do not include expenses, fees or charges, which would lower performance.  The indices are unmanaged and an investor cannot invest directly in an index.  In reviewing the performance of the Fund, investors should not consider any of the indices presented herein to be performance benchmarks.

HFRI FOF: Conservative Index:  The HFRI FOF: Conservative Index is an equal-weighted index representing funds of funds that invest with multiple managers focused on consistent performance and lower volatility via absolute return strategies.  The Index includes funds of funds tracked by Hedge Fund Research, Inc.  The Index is a proxy for the performance of the universe of conservative funds of funds focused on absolute return strategies. Returns are net of fees and are denominated in USD. SOURCE: HFR, Inc. www.HFR.com. The HFR Indices are being used under license from HFR Holdings, LLC, which does not approve of or endorse any of the products or the contents discussed in this these materials.

Bloomberg U.S. Aggregate Bond Index:  The Bloomberg U.S. Aggregate Bond Index is a broad-based fixed income benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage backed securities (agency fixed-rate pass-throughs), asset backed securities and commercial mortgage backed securities (agency and non-agency). For more information, please visit www.bloomberg.com/indices.

S&P 500 Index:  The S&P 500 Index includes 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. It is intended as an indicator of large-cap public U.S. equities. For more information, please visit www.standardandpoors.com.
Beta:  Beta is the slope of the regression line.  Beta measures the risk of a particular investment relative to the market as a whole (the “market” can be any index or investment you specify). It describes the sensitivity of the investment to broad market movements.

Correlation:  Correlation measures the degree to which two financial variables, such as a particular investment and a benchmark index, move in relation to each other.  High correlation implies that one variable tends to increase as the other variable increases, or vice versa. Low correlation implies that there is little-to-no linear relationship between the two variables.

Standard Deviation:  Standard Deviation measures the degree of variation of returns around the mean (average) return.  The higher the volatility of the investment returns, the higher the standard deviation will be.  For this reason, standard deviation is often used as a measure of investment risk. All values are presented annualized.

Contents
Report of Independent Registered Public Accounting Firm

To the Members and the Board of Directors of Ironwood Institutional Multi-Strategy Fund LLC

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets and liabilities of Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”), including the consolidated schedule of investments, as of April 30, 2026, and the related consolidated statements of operations and cash flows for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, the consolidated financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund at April 30, 2026, the consolidated results of its operations and its cash flows for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended and its consolidated financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of investments owned as of April 30, 2026, by correspondence with the custodian and investment managers or administrators of the investment funds; when replies were not received from an investment manager or administrator, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Fund’s auditor since 2010.

Chicago, Illinois
June 17, 2026

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Assets and Liabilities
April 30, 2026

Assets
Cash	$198,609,824
Short-term investments, at fair value (cost $236,310,499)	236,310,499
Investments in investment funds, at fair value (cost $3,890,516,652)	6,512,818,519
Redemptions receivable from investment funds	45,683,110
Advance subscriptions to investment funds	45,000,000
Dividends receivable	417,419
Other assets	106,271
Total assets	7,038,945,642

Liabilities
Payable on credit facility	250,139,767
Subscription received in advance from Ironwood Multi-Strategy Fund LLC	42,908,655
Subscriptions received in advance	36,637,115
Payable to Adviser	19,475,248
Accrued expenses	1,527,597
Total liabilities	350,688,382

Commitments (see Note 10)

Net assets	$6,688,257,260

Net assets consist of:
Paid-in capital	$6,124,581,707
Accumulated earnings	563,675,553
Net assets	$6,688,257,260

Net asset value per unit
5,231,843.88 units issued and outstanding, no par value	$1,278.37

See accompanying notes to consolidated financial statements.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments
April 30, 2026

Description	First Acquisition Date	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (2)	Liquidity (3)

Investment Funds

Relative Value:
Alphadyne Global Rates Fund II, Ltd.	7/1/2018	187,654	$212,000,000	$313,406,543	4.69%	6/30/2026	Quarterly (4)
Alphadyne International Fund, Ltd.	7/1/2019	13,489	16,000,000	24,306,406	0.36	6/30/2026	Quarterly (4)
Brevan Howard Alpha Strategies Fund Limited	8/1/2022	650,573	72,229,340	86,238,818	1.29	5/31/2026	Monthly (5)
D.E. Shaw Cogence International Fund, L.P.	10/1/2025	n/a	145,000,000	152,018,954	2.27	6/30/2026	Quarterly (6)
D.E. Shaw Composite International Fund, L.P.	1/1/2011	n/a	51,757,187	262,845,658	3.93	6/30/2026	Quarterly (5)
D.E. Shaw Lithic International Fund, L.P.	7/1/2022	n/a	110,000,000	146,891,996	2.20	5/31/2026	Monthly
D.E. Shaw Valence International Fund, L.P.	1/1/2015	n/a	23,925,054	142,640,083	2.13	6/30/2026	Quarterly (7)
ExodusPoint Partners International Fund, Ltd.	6/1/2018	165,727	104,833,125	193,843,959	2.90	6/30/2026	Quarterly (8)
Kirkoswald Global Macro Fund Limited	5/1/2021	2,272,298	256,000,000	425,268,521	6.36	6/30/2026	Quarterly (4)
Millennium International, Ltd.	1/1/2011	264,394	243,905,643	639,710,603	9.57	6/30/2026	Quarterly (9)
Point72 Capital International, Ltd.	4/1/2022	1,899,560	301,106,646	508,597,243	7.60	6/30/2026	Quarterly (4)
Rokos Global Macro Fund Limited	3/1/2026	250,000	25,000,000	26,874,746	0.40	5/31/2026	Monthly (4)
Two Sigma Absolute Return Enhanced Cayman Fund, Ltd.	6/1/2025	50,482	170,473,761	183,984,518	2.75	5/31/2026	Monthly
Two Sigma Spectrum Cayman Fund, Ltd.	6/1/2018	5,205	18,442,620	32,590,406	0.49	6/30/2026	Quarterly
Total Relative Value			1,750,673,376	3,139,218,454	46.94

Market Neutral and Hedged Equity:
Coatue Offshore Fund, Ltd.	3/1/2021	466,041	152,000,000	202,627,288	3.03	6/30/2026	Quarterly (4)
D1 Capital Partners Offshore LP	3/13/2020	n/a	153,000,000	516,680,564	7.72	6/30/2026	Quarterly (10)
Dragoneer Global Offshore Feeder II, LP	4/1/2021	n/a	109,951,781	120,843,796	1.81	6/30/2026	Semi-annually (11)
FGP Redwood Offshore Fund Ltd.(a)	1/1/2024	273,444	280,000,000	315,178,299	4.71	6/30/2026	Quarterly (4)
Holocene Advisors Offshore Fund Ltd.	4/1/2017	148,218	174,500,000	337,861,809	5.05	6/30/2026	Quarterly (12)
Ilex Offshore Fund Limited	7/1/2023	107,441	114,500,000	137,536,562	2.06	6/30/2026	Quarterly (4)
Polymer Asia (Cayman) Fund Ltd.	3/1/2022	141,533	141,993,178	206,707,858	3.09	6/30/2026	Quarterly (4)
Suvretta Offshore Fund, Ltd	3/1/2013	1,324	1,041,906	857,617	0.01	n/a	Other (13)
Suvretta Partners, LP*	1/1/2017	n/a	981,056	227,875	0.00	n/a	Other (13)
Tiger Global Crossover (Cayman) L.P.	11/16/2021	n/a	113,000,000	123,591,371	1.85	6/30/2026	Annually (14)
Woodline Offshore Fund Ltd.	8/1/2019	120,672	127,650,000	248,125,150	3.71	6/30/2026	Quarterly (4)
XN Exponent Offshore Fund LP	10/1/2020	n/a	40,220,549	50,634,429	0.76	6/30/2026	Annually (15)
Total Market Neutral and Hedged Equity			1,408,838,470	2,260,872,618	33.80

See accompanying notes to consolidated financial statements.

Contents

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments (continued)
April 30, 2026
Description	First Acquisition Date	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets	Next Available Redemption Date (2)	Liquidity (3)

Investment Funds (continued)

Event-Driven:
Elliott International Limited	1/1/2011	215,030	$298,655,821	550,649,594	8.23%	6/30/2026	Semi-annually (16)
HG Vora Opportunistic Capital Fund (Cayman) LP	11/14/2019	n/a	-	2,867,980	0.04	n/a	Other (17)
HG Vora Special Opportunities Fund, LP*	4/1/2017	n/a	16,342,196	24,815,225	0.37	6/30/2026	Quarterly (4)
HG Vora Special Opportunities Fund, Ltd.	7/1/2013	15,579	63,592,955	67,556,024	1.01	6/30/2026	Quarterly (4)
SOF SPV Offshore (Cayman) Ltd.	1/1/2026	20,806	15,625,234	20,774,573	0.31	n/a	Other (13)
SOF SPV Onshore (Cayman) Ltd.	1/1/2026	7,578	4,985,639	7,603,529	0.12	n/a	Other (13)
Total Event-Driven			399,201,845	674,266,925	10.08

Distressed and Credit Securities:
Apollo Offshore Credit Strategies Fund Ltd.	3/1/2022	298,550	290,500,000	364,466,422	5.46	6/30/2026	Annually (18)
Cerberus Global NPL Feeder Fund, L.P.	1/11/2019	n/a	745,913	10,682,592	0.16	n/a	Other (19)
Cerberus Global NPL Fund AIV II S.C.A.**	1/1/2021	n/a	21,556,187	36,966,020	0.55	n/a	Other (17)
Cerberus Global NPL Fund AIV, L.P.*	12/3/2019	n/a	211,264	101,838	0.00	n/a	Other (17)
Cerberus International II, LP*	1/1/2021	n/a	18,744,430	26,134,762	0.39	n/a	Other (13)
Cerberus International SPV, Ltd.	3/1/2012	23	33,658	82,586	0.00	n/a	Other (13)
Cerberus International, Ltd.***	2/1/2011	0.01	11,509	26,302	0.00	n/a	Other (13)
Total Distressed and Credit Securities			331,802,961	438,460,522	6.56

Total investments in Investment Funds			$3,890,516,652	6,512,818,519	97.38%

See accompanying notes to consolidated financial statements.

Contents

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments (continued)
April 30, 2026
Description	Number of Shares (1)	Cost	Fair Value	Percent of Net Assets

Short-Term Investments

Money Market Funds:
Fidelity Investments Money Market Government Portfolio Class I (yield 3.54%)*(20)	80,864,987	$80,864,987	$80,864,987	1.21%
Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares (yield 3.51%)*(20)	77,723,334	77,723,334	77,723,334	1.16
JPMorgan U.S. Government Money Market Fund Class I (yield 3.50%)*(20)	77,722,178	77,722,178	77,722,178	1.16
Total Short-Term Investments		$236,310,499	$236,310,499	3.53%

Total Investments		$4,126,827,151	$6,749,129,018	100.91%

Other assets, less liabilities			(60,871,758)	(0.91)

Net assets			$6,688,257,260	100.00%

See accompanying notes to consolidated financial statements.

Contents

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments (continued)
April 30, 2026
All investments are domiciled in the Cayman Islands except as noted.

*	Investment is domiciled in the United States.

**	Investment is domiciled in Luxembourg.

***	Investment is domiciled in the Bahamas.

Complete information about all of the investment funds’ underlying investments is not readily available.

(a)
Approximately 16% of this investment is held by Ironwood Multi-Strategy Fund Ltd. (the “CFC”), a Cayman Islands controlled foreign corporation which is wholly owned by the Fund. Investments held by the CFC represent 0.77% of the Fund’s net assets.

(1)	Investments in investment funds may be composed of multiple share classes that may have different net asset values per share.

(2)
Investments in investment funds may be composed of multiple tranches.  The Next Available Redemption Date relates to the earliest date after April 30, 2026 that a redemption from a tranche is available without a redemption fee.

(3)
Available frequency of redemptions without a redemption fee after initial lock-up period, if any.  Different tranches may have different liquidity terms.  Redemption notice periods range from 30 to 90 days.  If applicable, lock-up periods range from 12 to 36 months.  It is unknown when restrictions will lapse for any fund level gates, suspensions, term vehicles, or private investments.

(4)	Subject to a 25% quarterly investor level gate.

(5)	Subject to a 12.5% quarterly investor level gate.

(6)	Subject to an 8.33% quarterly investor level gate.

(7)	Subject to an 8.33% quarterly investor level gate. If fund level redemptions are less than 8.33%, then the 8.33% investor level gate does not apply.

(8)
Approximately 80% of this investment is available for redemption quarterly, subject to a 25% investor level gate.  The remaining 20% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate.

(9)	Subject to a 5% quarterly investor level gate. The Fund has an unfunded commitment to this investment fund of $35,000,000.

(10)
Approximately 32% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate. Approximately 1% of this investment is earmarked for potential private investments.  The earmarked balance is available for redemption quarterly, subject to a 12.5% investor level gate, only after the aforementioned non-earmarked balance has been fully redeemed.  Approximately 67% of this investment is invested in private investments, which do not have set redemption timeframes.

See accompanying notes to consolidated financial statements.

Contents

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Schedule of Investments (continued)
April 30, 2026
(11)
Approximately 57% of this investment is available for redemption semi-annually, subject to a 16.67% investor level gate.  The remaining 43% of this investment is invested in private investments, which do not have set redemption timeframes. The Fund has an unfunded commitment to this investment fund of $51,048,219.

(12)
Approximately 78% of this investment is available for redemption quarterly, subject to a 25% investor level gate.  The remaining 22% of this investment is available for redemption quarterly, subject to a 12.5% investor level gate.

(13)	The investment fund does not have a set redemption timeframe, but is a liquidating investment and making distributions as underlying investments are sold.

(14)
Approximately 47% of this investment is available for redemption annually, subject to a 25% investor level gate.  The remaining 53% of this investment is invested in private investments, which do not have set redemption timeframes.

(15)
Approximately 66% of this investment is available for redemption annually, subject to a 25% investor level gate.  The remaining 34% of this investment is invested in private investments, which do not have set redemption timeframes.

(16)
Approximately 71% of this investment is available for redemption semi-annually, subject to a 25% investor level gate.  The remaining 29% of this investment is available for redemption semi-annually, subject to a 12.5% investor level gate. The Fund has an unfunded commitment to this investment fund of $85,000,000.

(17)	The investment fund is a term vehicle and does not have a set redemption timeframe.

(18)
This investment is available for redemption annually. If the redemption request amount is 50% of this investment or less, the entire requested amount will be redeemed as of the annual redemption date. If the redemption request amount is greater than 50% of this investment, the requested redemption amount will be redeemed over four equal quarterly redemptions, the first of which takes place on the annual redemption date.

(19)	The investment fund is a term vehicle and does not have a set redemption timeframe. The Fund has an unfunded commitment to this investment fund of $24,655,232.

(20)	The rate shown is the annualized 7-day yield as of April 30, 2026.

See accompanying notes to consolidated financial statements.

Contents

Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Operations
Year Ended April 30, 2026

Investment income
Dividend income	$6,899,420
Other income	955,673
Total investment income	7,855,093

Expenses
Advisory fees	73,326,276
Administration fees	3,100,173
Commitment fees	2,801,986
Professional fees	1,725,846
Custody fees	883,282
Filing fees	495,814
Sub-transfer agency fees	440,665
Interest expense	422,532
Printing and communication fees	418,399
Risk monitoring fees	401,118
Directors’ fees	197,500
Other	201,278
Total expenses	84,414,869

Net investment loss	(76,559,776)

Realized and unrealized gain on investments
Net realized gain on redemptions from investments	110,163,606
Net change in unrealized appreciation/depreciation on investments	836,340,105
Net realized and unrealized gain on investments	946,503,711
Net increase in net assets resulting from operations	$869,943,935

See accompanying notes to consolidated financial statements.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statements of Changes in Net Assets

	Year Ended April 30, 2026	Year Ended April 30, 2025
Operations
Net investment loss	$(76,559,776)	$(68,906,315)
Net realized gain on redemptions from investments	110,163,606	156,459,086
Net change in unrealized appreciation/depreciation on investments	836,340,105	377,388,096
Net increase in net assets resulting from operations	869,943,935	464,940,867

Distributions to Members
Distributions	(471,764,539)	(365,955,488)
Decrease in net assets resulting from distributions to Members	(471,764,539)	(365,955,488)

Member transactions
Subscriptions	679,278,328	563,945,074
Reinvestment of distributions	427,459,556	328,238,997
Redemptions	(395,001,564)	(514,830,187)
Net increase in net assets resulting from Member transactions	711,736,320	377,353,884

Net increase in net assets	1,109,915,716	476,339,263
Net assets, beginning of year	5,578,341,544	5,102,002,281
Net assets, end of year	$6,688,257,260	$5,578,341,544

Unit transactions
Units outstanding, beginning of year	4,659,238.66	4,344,387.57
Units issued	546,319.47	471,086.49
Units issued for reinvestment of distributions	348,359.58	277,791.12
Units redeemed	(322,073.83)	(434,026.52)
Units outstanding, end of year	5,231,843.88	4,659,238.66

See accompanying notes to consolidated financial statements.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Statement of Cash Flows
Year Ended April 30, 2026

Operating activities
Net increase in net assets resulting from operations	$869,943,935
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Net realized gain on redemptions from investments	(110,163,606)
Net change in unrealized appreciation/depreciation on investments	(836,340,105)
Purchases of investments in investment funds	(606,376,030)
Proceeds from sales of investments in investment funds	251,934,302
Purchase of short-term investments, net	34,025,858
Decrease in dividends receivable	351,430
Increase in other assets	(26,633)
Increase in payable to Adviser	2,985,359
Increase in accrued expenses	287,213
Net cash used in operating activities	(393,378,277)

Financing activities
Subscriptions received	705,269,882
Redemptions paid	(392,132,329)
Distributions paid	(44,304,983)
Proceeds from credit facility	760,000,000
Repayments of credit facility	(509,963,390)
Net cash provided by financing activities	518,869,180

Net change in cash	125,490,903
Cash, beginning of year	73,118,921
Cash, end of year	$198,609,824

Supplemental disclosure of cash flow information
Interest paid	$404,673
Supplemental disclosure of non-cash activities
Reinvestment of distributions	$427,459,556
Non-cash subscriptions	$2,872,650
Non-cash redemptions	$2,872,650

See accompanying notes to consolidated financial statements.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Consolidated Financial Highlights

	Year Ended April 30, 2026	Year Ended April 30, 2025	Year Ended April 30, 2024	Year Ended April 30, 2023	Year Ended April 30, 2022
Net asset value, beginning of year	$1,197.26	$1,174.39	$1,135.85	$1,207.07	$1,231.50
Net investment loss(a)	(15.77)	(15.80)	(13.61)	(11.70)	(18.32)
Net realized and unrealized gain on investments	194.96	122.38	108.70	24.11	64.87
Net increase in net assets resulting from operations	179.19	106.58	95.09	12.41	46.55
Distributions paid from:
Net investment income	(89.23)	(77.05)	(50.97)	(62.83)	(64.55)
Net realized gains	(8.85)	(6.66)	(5.58)	(20.80)	(6.43)
Total distributions	(98.08)	(83.71)	(56.55)	(83.63)	(70.98)
Net asset value, end of year	$1,278.37	$1,197.26	$1,174.39	$1,135.85	$1,207.07
Total return(b)	15.31%	9.17%	8.52%	1.14%	3.73%
Ratio of total expenses to average net assets before expense waivers and recaptures(c)	1.40%	1.39%	1.37%	1.37%	1.36%
Ratio of total expenses to average net assets after expense waivers and recaptures(c)	1.40%	1.39%	1.37%	1.37%	1.36%
Ratio of net investment loss to average net assets(d)	(1.27%)	(1.31%)	(1.18%)	(1.19%)	(1.35%)

Portfolio turnover	7.50%	7.65%	5.28%	2.35%	14.16%
Senior security, end of year(e)	$250,139,767	$103,157	$80,038	$70,038	$-
Asset coverage per $1,000 of senior security principal amount(f)	$27,738	$54,077,229	$63,745,750	$66,721,078	$-
Net assets, end of year	$6,688,257,260	$5,578,341,544	$5,102,002,281	$4,672,940,823	$4,082,088,249

(a)	Calculated based on the average units outstanding methodology.

(b)
Total return assumes a subscription of a unit in the Fund at the beginning of the year, a repurchase of the unit on the last day of the year, and the re-investment of all distributions during the year.

(c)	Ratios do not reflect the Fund’s proportionate share of the expenses of the investment funds.

(d)	Ratios do not reflect the Fund’s proportionate share of the income and expenses of the investment funds.

(e)	The Fund’s senior securities during this time period were comprised only of borrowings made pursuant to the Fund’s credit agreements or note purchase agreements.

(f)
Calculated by subtracting the Fund’s liabilities and indebtedness not represented by senior securities from the Fund’s total assets, dividing the result by the aggregate amount of the Fund’s senior securities representing indebtedness then outstanding, and multiplying the result by 1,000.

The above ratios and total return have been calculated for the Members taken as a whole. An individual Member’s return and ratios may vary from these returns and ratios due to the timing of unit transactions.

See accompanying notes to consolidated financial statements.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements
Year Ended April 30, 2026

1.  Organization

Ironwood Institutional Multi-Strategy Fund LLC (the “Fund”) was organized under the laws of the state of  Delaware as a limited liability company on August 25, 2010 and commenced operations on January 1, 2011.  The Fund is registered under the U.S. Investment Company Act of 1940, as amended (the “1940 Act”) as a closed-end, non-diversified management investment company.  The Fund is also registered under the U.S. Securities Act of 1933, as amended (the “1933 Act”).  The Fund currently complies, and intends to continue to comply with the requirements of Subchapter M of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), as such requirements are described in Note 2.

The Fund’s investment objective is capital appreciation with limited variability of returns.  The Fund attempts to achieve this objective by allocating capital among a number of pooled investment vehicles.  Each is managed by an independent investment manager pursuant to various alternative investment strategies across four sectors: relative value, market neutral and hedged equity, event-driven, and distressed and credit securities.

The Fund is a master fund in a master-feeder structure whereby Ironwood Multi-Strategy Fund LLC (the “Feeder Fund”) invests substantially all of its assets in the Fund.  As of April 30, 2026, the Feeder Fund owned 51.45% of the Fund’s net assets.  Other eligible investors (together with the Feeder Fund, “Members”) in the Fund include high net worth individuals, foundations, pensions, and other institutions.

Ironwood Capital Management serves as the Fund’s investment adviser (the “Adviser”) and is responsible for providing day-to-day investment management services to the Fund, subject to the oversight of the Fund’s Board of Directors (the “Board”).  The Adviser is registered as an investment adviser with the U.S. Securities and Exchange Commission (the “SEC”) under the U.S. Investment Advisers Act of 1940, as amended. The Adviser is also registered as a Commodity Pool Operator with the U.S. Commodity Futures Trading Commission and is a member of the National Futures Association.  The Board has overall responsibility for monitoring and overseeing the Fund’s investment program and its management and operations.  The majority of the members of the Board are not “interested persons” (as defined by the 1940 Act) of the Fund or the Adviser.

The Fund utilizes the Bank of New York Mellon (the “Administrator” and “Custodian”) as its independent administrator and custodian.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)
2.  Significant Accounting Policies

Basis of Presentation

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”).  Such policies are consistently followed by the Fund in the preparation of its consolidated financial statements.  The consolidated financial statements are expressed in U.S. dollars.

The Fund is an investment company as described in Accounting Standards Codification (“ASC”) Topic 946, Financial Services-Investment Companies (“ASC 946”), which defines investment companies and prescribes specialized accounting and reporting requirements for investment companies.  The Fund follows the accounting and reporting guidance in ASC 946.

Use of Estimates

The preparation of these consolidated financial statements in conformity with U.S. GAAP requires the Adviser to make estimates and assumptions that affect the reported amounts and disclosures in the consolidated financial statements, including the estimated fair value of investments.  Actual results could differ from those estimates.

Basis of Consolidation

Approximately 0.77% of the Fund’s investments are held by Ironwood Multi-Strategy Fund Ltd. (the “CFC”), a Cayman Islands controlled foreign corporation which is wholly owned by the Fund. The purpose of the CFC is to facilitate the implementation of the Fund’s investment objective by holding certain assets on behalf of the Fund, as needed. The consolidated financial statements include the financial position and results of operations of the Fund and CFC, after the elimination of intercompany balances and transactions.

Net Asset Value Determination

The net asset value of the Fund is determined as of the close of business at the end of any fiscal period, generally monthly, in accordance with the valuation principles set forth below or as determined pursuant to policies established by the Board.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)
Portfolio Valuation

The Fund’s portfolio valuation is subject to the requirements of the 1940 Act and SEC Rule 2a-5 (“Rule 2a-5”). As permitted by Rule 2a-5, the Board has appointed the Adviser as the Fund’s valuation designee (“Valuation Designee”), subject to its oversight, with respect to the Fund’s investments that do not have readily available market quotations. The Adviser, as Valuation Designee, is responsible for performing fair value determination of these investments in accordance with the requirements of Rule 2a-5, which includes selecting and consistently applying an appropriate valuation methodology.

The Fund’s investments are valued at fair value in accordance with ASC Topic 820, Fair Value Measurement (“ASC 820”).  See Note 4 for more information.

Cash

The Fund places its cash in accounts that are affiliated with the Administrator and the Custodian and, at times, such balances may be in excess of the Federal Deposit Insurance Corporation insurance limits.  The Adviser monitors the financial condition of the Administrator and the Custodian and does not anticipate any losses from these counterparties.

Income and Expense Recognition

The Fund records investment transactions on a trade date basis and recognizes income and expenses on an accrual basis.  Income, expenses, and realized and unrealized gains and losses are recorded monthly.  Changes in the investment funds’ fair values are included in net change in unrealized appreciation/depreciation on investments on the consolidated statement of operations.  Realized gain (loss) from investments in investment funds is calculated using the specific identification methodology.

Income Taxes

The Fund currently complies, and intends to continue to comply with the requirements of Subchapter M of the Code applicable to Regulated Investment Companies (“RICs”) and distributes substantially all of its taxable income to its Members.  Therefore, no provision for federal income taxes is required.  The Fund files tax returns with the U.S. Internal Revenue Service and state(s) as applicable.  The Fund has concluded there are no significant uncertain tax positions that would require recognition in the consolidated financial statements as of April 30, 2026.  If applicable, the Fund recognizes interest accrued related to liabilities for unrecognized tax in interest expense and penalties in other expenses on the consolidated statement of operations.  The open tax years under potential examination vary by jurisdiction, but in general tax authorities can examine all tax returns filed for the last three tax years.

The Fund has a tax year that ends on April 30.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)
Dividend Reinvestment Plan

Each Member will have all income distributions and capital gains distributions automatically reinvested in additional units unless such Member specifically elects to receive all income distributions and capital gains distributions in cash.

Segment Reporting

The Fund is an investment company whose investment objective is stated in Note 1 to the Consolidated Financial Statements and operates as a single reportable segment. The Adviser’s Management Committee has been designated as the Fund’s Chief Operating Decision Maker (“CODM”), who is responsible for assessing the performance of the Fund’s single segment and deciding the allocation of the segment’s resources. To perform this function, the CODM reviews the information in the Fund’s Consolidated Financial Statements.

3.  Financial Instruments with Off-Balance Sheet Risk

In the normal course of business, the investment funds in which the Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk.  These include, but are not limited to, short selling activities, written option contracts, and swaps.  The Fund’s risk of loss in these investment funds is limited to the value of the Fund’s interest in these investment funds as reported by the Fund.

4.  Fair Value of Financial Instruments

ASC 820 provides for the use of net asset value (or its equivalent) as a practical expedient to estimate fair value of investments in investment funds, provided certain criteria are met.  Accordingly, the Fund values its investments in investment funds at fair value, which is an amount equal to the sum of the Fund’s proportionate interests in the investment funds, as determined from financial information provided by the respective administrators or investment managers of the investment funds.  These fair values represent the amounts the Fund would receive if it were able to liquidate its investments in the investment funds as of the measurement date, prior to any early withdrawal charges, if applicable.  Some values received are estimates, subject to subsequent revision by the respective administrators or investment managers.  Values received are generally net of management fees and incentive fees or allocations payable to the investment funds’ investment managers pursuant to the investment funds’ operating agreements.  The investment funds value their underlying investments in accordance with policies established by each investment fund, as described in each of their financial statements or offering memoranda.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)
The investment funds hold positions in readily marketable investments and derivatives that are valued at quoted market values and/or less liquid non-marketable investments and derivatives that are valued at estimated fair value.  The mix and concentration of more readily marketable investments and less liquid non-marketable investments varies across the investment funds based on various factors, including the nature of their investment strategy.  The Fund’s investments in investment funds are subject to the terms and conditions of the respective operating agreements and offering memoranda.

The Adviser has designed ongoing due diligence processes with respect to investment funds, their administrators, and their investment managers.  The Adviser assesses the quality of information provided and determines whether such information continues to be reliable or whether further investigation is necessary.  Such investigation, as applicable, may require the Adviser to forego its normal reliance on the value provided and to independently determine the fair value of the Fund’s interest in the investment fund.

The Adviser has designated a committee to oversee the valuation of the Fund’s investments (the “Valuation Committee”).  The Valuation Committee is comprised of senior personnel, the majority of whom are separate from the Fund’s portfolio management team, and is responsible for developing written valuation policies and procedures, conducting periodic reviews of those policies and procedures, and evaluating the overall fairness and consistent application of the valuation policies and procedures.  The Valuation Committee meets on a quarterly basis or more frequently as needed.

If no value is readily available from an investment fund or if a value supplied by an investment fund is deemed by the Valuation Committee not to be indicative of its fair value, the Valuation Committee would determine, in good faith, the fair value of the investment fund under procedures adopted by the Board and subject to Board oversight.  Because of the inherent uncertainty of valuation, the fair values of the investment funds held by the Fund may differ significantly from the values that would have been used had a ready market for the investment funds been available.  As of and for the year ended April 30, 2026, all investments in investment funds were valued using the values provided by the investment funds or their administrators.

Short-term investments consist of investments in money market funds valued at $236,310,499 as of April 30, 2026.  These investments are valued using readily available market quotations at their respective net asset value per share and are categorized as Level 1 in the fair value hierarchy, as defined in ASC 820.

In accordance with U.S. GAAP, investments in investment funds that are valued at net asset value as a practical expedient are not required to be included in the fair value hierarchy.  All investments in investment funds were valued at their respective net asset value as of April 30, 2026, and are excluded from the fair value hierarchy.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)
As of April 30, 2026, approximately 0.83% of the Fund’s net assets were invested in investment funds that do not have set redemption timeframes but are liquidating investments and making distributions as underlying investments are sold.  Additionally, approximately 7.91% of the Fund’s net assets were invested in designated private investments maintained by the investment funds or in term vehicles, which do not have set redemption timeframes. The timing of when these investments will be liquidated is unknown.

The following is a summary of the Fund’s investment sectors as of April 30, 2026.

Relative value strategies attempt to capture pricing anomalies between assets that for all economic purposes are identical.  Relative value strategies capture these inefficiencies by utilizing a combination of assets including bonds, stocks, swaps, options, exchange traded funds, currencies, futures, etc.  One such strategy is capital structure arbitrage which involves the purchase and short sale of different classes of securities of the same issuer where there is a relative mispricing between two classes of securities.  An example of this strategy is the purchase of undervalued senior secured debt and the short sale of overvalued subordinated unsecured debt or common equity.  Other examples of relative value strategies include fixed income arbitrage, relative value interest rates, convertible bond arbitrage, relative value energy, and quantitative strategies.  Generally, investment funds within this sector require a 30 to 90 day notice period to redeem at the next available redemption date.

Market neutral and hedged equity strategies involve the purchase of a stock or basket of stocks that is relatively underpriced as well as selling short a stock or basket of stocks that is relatively overpriced.  Depending on the manager’s investment strategy, the determination of whether a stock is overpriced or underpriced can be made through fundamental analysis (a fundamental strategy) or by complex statistical models that examine numerous factors that affect the price of a stock (a quantitative strategy).  The Adviser will utilize equity managers that target well-hedged and low net exposures and/or use a balanced approach to investing, i.e., they are short approximately the same dollar value of stocks they are long.  Generally, investment funds within this sector require a 45 to 90 day notice period to redeem at the next available redemption date.

Event-driven strategies involve the assessment of how, when, and if specific transactions will be completed and the effect on corporations and financial assets.  A common event-driven strategy is merger arbitrage (also called risk arbitrage).  This involves the purchase of the stock of a target company involved in a potential merger and, in the case of a stock-for-stock offer, the short sale of the stock of the acquiring company.  The target company’s stock would typically trade at a discount to the offer price due to the uncertainty of the completion of the transaction.  The positions may be reversed if the manager feels the acquisition may not close.  This strategy aims to capture the spread between the value of the security at the close of the transaction and its discounted value at the time of purchase.  Other examples of event-driven strategies and opportunities include corporate restructurings, spin-offs, operational turnarounds, activism, asset sales, and liquidations.  Generally, investment funds within this sector require a 60 to 90 day notice period to redeem at the next available redemption date.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)
Distressed strategies involve the purchase or short sale of debt or equity securities of issuers experiencing financial distress.  These securities may be attractive because of the market’s inaccurate assessment of the issuer’s future potential or the values and timing of recoveries.  Managers may obtain voting rights or control blocks and actively participate in the bankruptcy or reorganization process while other investors may remain passive investors.  Examples of distressed securities trades include bankruptcies, liquidations, post-restructured equities, structured credit, and balance sheet restructurings.  Credit strategies involve a variety of strategies intended to exploit inefficiencies in the high-yield and related credit markets.  Generally, investment funds within this sector require a 90 day notice period to redeem at the next available redemption date.

5.  Investment Transactions

Total purchases of investment funds for the year ended April 30, 2026 were $705,717,108.  Total redemptions from investment funds for the year ended April 30, 2026 were $441,958,490.

6.  Members’ Units

The stated minimum initial investment by Members is $50,000 and the minimum subsequent investment is $10,000. The Adviser may waive these minimums, but in no event will the initial investment be less than $25,000. Members may purchase units as of the first business day of the month.

Subscriptions received in advance and subscriptions received in advance from Ironwood Multi-Strategy Fund LLC represent the amounts received on or prior to April 30, 2026 for subscriptions with an effective date of May 1, 2026.

Foreside Fund Services, LLC acts as the distributor (the “Distributor”) of the Fund’s units.  The Distributor has entered into, and may continue to enter into, selected dealer agreements with various brokers and dealers (“Selling Agents”) that agree to participate in the distribution of the Fund’s units.  Neither the Fund nor the Distributor will directly impose an initial sales charge.  If a Member purchases units through a Selling Agent, the Selling Agent may charge the Member a transaction or other fees in such amount as the Selling Agent determines.  Any such transaction or other fees charged by a Selling Agent is in addition to the subscription price for units and does not form a part of a Member’s investment in the Fund.

The Board, in its sole and absolute discretion, may authorize the Fund to make a tender offer to repurchase Members’ units (an “Offer”).  In determining whether the Fund should make an Offer to repurchase units from Members, the Board will consider, among other things, the recommendation of the Adviser.  The Adviser expects that it will recommend to the Board that the Fund make an Offer to repurchase units from Members semi-annually on June 30 and December 31.  While there can be no guarantee that it will continue this practice, to date, the Fund has offered to repurchase 10 – 20% of its units at each of its June 30 and December 31 Offers.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)
As part of each Offer, Members of the Fund may request to tender units and immediately subscribe the resulting proceeds to the Feeder Fund.  As part of the Feeder Fund’s Offers, Members of the Feeder Fund may request to tender units and immediately subscribe the resulting proceeds to the Fund.  In these circumstances, the Fund and the Feeder Fund process the transactions without requiring the payment or receipt of cash. For the year ended April 30, 2026, the total amounts of non-cash subscriptions and non-cash redemptions were both $2,872,650.

A 5% early repurchase fee is charged on repurchased units that have been held less than one year, payable to the Fund.  The Board or the Adviser may waive the imposition of the early repurchase fee. For the year ended April 30, 2026, the Fund charged early repurchase fees of $7,914. Such amount is included in other income on the consolidated statement of operations.

In no event shall any Member have any liability for the repayment or discharge of debts and obligations of the Fund except to the extent provided by the Fund’s prospectus or as required by law.

7.  Advisory Fee, Related Party Transactions, and Other Expenses

In consideration of the advisory and other services provided by the Adviser to the Fund, the Fund pays the Adviser a monthly advisory fee (the “Advisory Fee”) of 0.10% (1.20% per annum) of the Fund’s month end net asset value.  The Advisory Fee is an expense paid out of the Fund’s assets and is computed based on the value of the net assets of the Fund as of the close of business on the last calendar day of each month, before adjustments for any repurchases effective on that day.  The Advisory Fee is payable in arrears as of the last calendar day of the applicable fiscal quarter and is in addition to the asset-based management fees and incentive fees or allocations charged by the investment funds and indirectly borne by Members in the Fund.  For the year ended April 30, 2026, the Fund incurred Advisory Fees of $73,326,276, of which $19,475,248 was payable to the Adviser as of April 30, 2026.

The Fund pays all investment expenses, including, but not limited to, brokerage commissions and all other costs of executing transactions, interest expense, commitment fees, custody fees, its share of expenses of the investment funds, including management fees to the investment managers of the investment funds (ranging from 0.00% to 3.50% of net asset value) and incentive fees or allocations to such investment managers (ranging from 0% to 40% of net profits).  The Fund also pays all ongoing ordinary administrative and operational costs of the Fund, including (but not limited to) legal costs, audit and tax preparation fees, fees paid to the Administrator, fees paid to the regulatory and compliance administrator, risk monitoring fees, filing fees, insurance expense, fees paid to sub-transfer agencies, bank charges, and taxes.  The Fund will also pay any extraordinary operating expenses.  Among the Fund’s operating expenses are certain costs that may be associated in part with the Feeder Fund that are not clearly allocable on a separate basis, such as joint vendor contracts.  The Feeder Fund is the largest member of the Fund and as such bears a significant pro rata share of all expenses of the Fund.

The Adviser will bear all ongoing ordinary administrative and operational costs of the Adviser, including employees’ salaries, office rent, travel costs, computer and equipment costs, telephone bills, office supplies, research and data costs, legal costs, accounting costs, filing costs, and communication expenses.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)
The Adviser has entered into an agreement with the Fund (the “Expense Limitation Agreement”) whereby it has contractually agreed to waive its fees and/or reimburse the Fund’s expenses to the extent necessary to ensure that the monthly expenses of the Fund (excluding taxes, brokerage commissions, interest expense and commitment fees incurred in connection with any credit facility, other transaction related expenses, custody fees, bank charges, any extraordinary expenses of the Fund, any acquired fund fees and expenses, and the Advisory Fee) will not exceed 0.020833% (0.25% per annum) of the Fund’s net assets as of each month end during the term of the Expense Limitation Agreement (the “Expense Limitation”).  The Fund will carry forward, for a period not to exceed 3 years from the date on which a waiver or reimbursement is made by the Adviser, any expenses in excess of the Expense Limitation and repay the Adviser such amounts; provided that the Fund is able to effect such reimbursement and remain in compliance with the Expense Limitation disclosed in the prospectus that was in effect at the time of the original waiver.

Eligible expenses were below the Expense Limitation and no eligible expenses were recaptured under the Expense Limitation Agreement during the year ended April 30, 2026. There are no amounts subject to potential future reimbursement to the Adviser.

Compensation to the independent directors for the year ended April 30, 2026 was $197,500.

As of April 30, 2026, directors, officers, and the Adviser and its employees held units in the Fund as follows:

	Units	Percent of Net Assets
Directors	1,592.52	0.03%
Officers	174.03	0.00%
Adviser and its employees	6,653.21	0.13%
Total	8,419.76	0.16%

8.  Credit Facility

The Fund maintains a secured credit agreement with an unaffiliated bank (“Credit Facility I”).  Credit Facility I has a maximum availability of $325,000,000, subject to specific asset-based covenants. Prior to June 28, 2025, the maximum availability was $275,000,000. Borrowings bear interest at an annual rate of Daily Simple SOFR plus 1.45%. The Fund also pays an annual commitment fee of 0.45% on the amount by which the maximum availability exceeds the outstanding loan balance. Interest and commitment fees are calculated and accrued daily and, if not repaid by month end, are automatically added to the principal amount of the loan balance. Credit Facility I matures on June 27, 2028.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)
The Fund maintains a secured credit agreement with an unaffiliated bank (“Credit Facility II”). Credit Facility II has a maximum availability of $275,000,000, subject to specific asset-based covenants. Borrowings bear interest at an annual rate of 1-month Term SOFR plus 1.50%. The Fund also pays an annual commitment fee of 0.50% on the amount by which the maximum availability exceeds the outstanding loan balance. Any outstanding principal, along with accrued interest and fees, must be repaid within 183 calendar days following the date of each borrowing.  Interest and commitment fees are calculated and accrued daily. If accrued interest was not repaid by month end, it is automatically added to the principal amount of the loan balance. Credit Facility II matures on May 15, 2026. Subsequent to the fiscal year end, the Fund extended the contractual maturity date of Credit Facility II to May 15, 2029.

Borrowings under Credit Facility I and Credit Facility II are collateralized by substantially all assets of the Fund.

Interest expense and commitment fees incurred for the year ended April 30, 2026 are included on the consolidated statement of operations. The payable on credit facility as of April 30, 2026 presented on the consolidated statement of assets and liabilities includes accrued interest expense and accrued commitment fees that have been added to the principal amount of the loan balance.  Under Credit Facility I for the year ended April 30, 2026, the average loan balance and average interest rate were $5,315,964 and 5.10%, respectively. Under Credit Facility II for the year ended April 30, 2026, the average loan balance and average interest rate were $3,152,677 and 5.17%, respectively.

9.  Income Taxes

The Fund generally invests in investment funds organized outside the United States that are treated as corporations for U.S. tax purposes and are expected to be classified as passive foreign investment companies (“PFICs”).  Certain PFICs provide information regarding the amount of U.S. taxable income and gain.  For such PFICs, the Fund has made Qualified Electing Fund (“QEF”) elections for tax purposes.

For other PFICs that do not provide information regarding taxable income and gain, the Fund has made mark-to-market (“MTM”) elections which convert any unrealized gain to ordinary taxable income.

The Fund also invests in investment funds organized in the U.S. that are treated as partnerships for U.S. income tax purposes.

Net investment income (loss) and net realized gain (loss) from investments in investment funds may not be treated the same for financial statement and for U.S. tax purposes.  Temporary book-tax differences result when the Fund holds an investment in an investment fund, and such temporary book-tax differences generally become permanent upon disposal of the investment fund.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)
As of April 30, 2026, the aggregate cost and related gross unrealized appreciation and depreciation for tax purposes of the Fund’s investments were as follows:

Cost of investments for tax purposes	$6,304,288,595
Gross tax unrealized appreciation	$2,625,994,691
Gross tax unrealized depreciation	(2,181,154,268)
Net tax unrealized appreciation on investments	$444,840,423

Permanent differences, due to deemed distributions attributable to redemptions of Units, resulted in the following reclassifications among the Fund’s components of net assets as of April 30, 2026:

Accumulated earnings	$(7,445,928)
Paid-in capital	7,445,928

Distribution of Income and Gains

The Fund declares and pays dividends annually from net investment income.  Net realized gains, if any, are distributed at least annually.  Distributions from net realized gains for book purposes may include short-term capital gains, which are included as ordinary income for tax purposes.

For the years ended April 30, 2026 and April 30, 2025, the tax character of distributions paid was as follows:

Tax Character	April 30, 2026	April 30, 2025
Ordinary income	$429,216,744	$336,826,504
Long-term capital gains	42,547,795	29,128,984

As of April 30, 2026, the components of distributable earnings (losses) on a tax basis were as follows:

Undistributed ordinary income	$109,531,218
Undistributed long-term capital gains	9,303,912
Net unrealized appreciation (depreciation)	444,840,423
Accumulated earnings	$563,675,553

As of April 30, 2026, the Fund did not have any available unused short-term capital losses or unused long-term capital losses for federal income tax purposes.

10.  Commitments

As of April 30, 2026, the Fund had unfunded capital commitments to investment funds of $195,703,451.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Notes to Consolidated Financial Statements (continued)
11.  Indemnification

In the normal course of business, the Fund enters into contracts that provide general indemnifications and that contain a variety of representations and warranties.  The Fund’s maximum exposure in connection with these contracts is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred.  However, no claims have been made under these indemnities in the past, and while there can be no assurances in this regard, the Fund is not aware of any such claims that may be made in the future.

12.  Subsequent Events

The Adviser has performed a subsequent events review and determined that there were no subsequent events which would have a significant impact on the Fund’s consolidated financial position or results of operations, other than described in Note 8 related to the extension of Credit Facility II.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Supplemental Information
(Unaudited)
Fund Management

The Fund’s officers are appointed by the Board of Directors and oversee the management of the day-to-day operations of the Fund subject to the oversight of the Board of Directors.  One of the directors and all of the officers of the Fund are officers or employees of Ironwood Capital Management (the “Adviser” or “Ironwood”).  The other directors (the “Independent Directors”) are not affiliated with the Adviser and are not “interested persons” as defined under Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).  A list of the directors of the Fund and a brief statement of their present positions and principal occupations during the past five years are set out below.

Additional information about the directors is available in the Fund’s Statement of Additional Information (“SAI”). The Fund’s SAI can be obtained on Ironwood’s website (https://www.ironwoodpartners.com/funds/), the SEC’s website (http://www.sec.gov), or by contacting Ironwood at 833-990-2394.

Directors

Name and Age	Position(s) Held with Fund	Term of Office(1) and Length of Time Served	Principal Occupation(s) During the Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships
Disinterested Directors
Richard W. Meadows Age: 76	Independent Director	Term - Indefinite Length - Since inception	Retired since 2010; prior thereto Executive Vice President of mutual fund administration firm	2	0
M. Kelley Price Age: 75	Independent Director	Term - Indefinite Length - Since inception	Retired since 2010; prior thereto Executive Vice President of mutual fund administration firm	2	0
David Sung Age: 72	Independent Director	Term - Indefinite Length - Since October 1, 2015	Retired since 2014; prior thereto Partner of Ernst & Young LLP	2
The Hartford Group of Funds (77 portfolios); Coller Secondaries Private Equity Opportunities Fund and Coller Private Credit Secondaries; also directorships and governance committee member with 3 private investment funds

Interested Directors(2)
Jonathan Gans Age: 54	Director, Chairman of the Board	Term - Indefinite Length - Since inception	Chief Executive Officer and President of Ironwood	2	0

(1) Each Director will serve for the duration of the Fund, or until his death, resignation, termination, removal, or retirement.

(2) “Interested person,” as defined in the 1940 Act, of the Fund (“Interested Director”) because of the affiliation with the Fund and Ironwood.

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Supplemental Information (continued)
(Unaudited)
Officers

Set forth below is the Fund’s officers’ name, age, position with the Fund, length of term of office, and the principal occupation for the last five years, as of April 30, 2026.  The business address of each officer is care of Ironwood Capital Management, One Market Plaza, Steuart Tower, Suite 2500, San Francisco, California 94105.

Name and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During the Past 5 Years
Jonathan Gans Age: 54	Chief Executive Officer, President	Term - Indefinite Length - Since inception	Chief Executive Officer and President of Ironwood
Alison Sanger Age: 54	Secretary	Term - Indefinite Length - Since January 1, 2022	Chief Operating Officer of Ironwood
Martha Boero Age: 43	Treasurer	Term - Indefinite Length - Since March 15, 2013	Chief Financial Officer of Ironwood since January 2023; prior thereto Chief Accounting Officer of Ironwood
Michael Mazur Age: 42	Chief Compliance Officer	Term - Indefinite Length - Since January 1, 2022	Chief Compliance Officer of Ironwood since January 2022; prior thereto Vice President, Regulatory & Compliance of Ironwood

Contents
Ironwood Institutional Multi-Strategy Fund LLC
Supplemental Information (continued)
(Unaudited)
Additional Information

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available: (i) without charge, upon request, by calling (415) 777-2400; and (ii) on the Securities and Exchange Commission’s (the “SEC”) website at http://www.sec.gov.

The Fund is required to file, on Form N-PX, its complete proxy voting record for the most recent twelve-month period ended June 30, no later than August 31.  The Fund’s Form N-PX filings are available: (i) without charge, upon request, by calling (415) 777-2400; (ii) on the Funds’ website at https://www.ironwoodpartners.com/funds/; and (iii) on the SEC’s website at http://www.sec.gov.

Filing of Quarterly Schedule of Portfolio Holdings (“Form N-PORT”)

The Fund files a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT.  The Fund’s Form N-PORT filings are available: (i) without charge, upon request, by calling (415) 777-2400; and (ii) on the SEC’s website at http://www.sec.gov.

Federal Tax Information (Information Unaudited)

The Fund is required by the Internal Revenue Code of 1986, as amended (“the Code”), to advise you about the federal tax status of dividends paid by the Company during the Company’s fiscal year ended April 30, 2026: 1) 0.07% of ordinary income dividends paid during the year constitutes qualified dividend income in accordance with Section 854(b)(1)(B) of the Code, and 2) 0% of ordinary income dividends paid during the year are eligible for the corporate dividends received deduction provided under Section 243 of the Code in accordance with Section 854(b)(1)(A) of the Code.

In February 2027, shareholders will receive federal income tax information on all distributions declared in the calendar year 2026, including any distributions paid to their accounts between May 1, 2026 and January 31, 2027.

Item 2.	Code of Ethics.

(a)
The Fund, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party.

(b)	No items to be disclosed pursuant to this paragraph.

(c)
There have been no amendments, during the period covered by this report, to a provision of its code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item.

(d)
The Fund has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Fund’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Fund or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item.

(e)	Not applicable

(f)	The Fund’s Code of Ethics is attached hereto as Exhibit (a)(1) pursuant to Item 19(a)(1).

Item 3.	Audit Committee Financial Expert.

As of the end of the period covered by the report, the Fund’s Board of Directors has determined that David Sung is qualified to serve as an audit committee financial expert serving on its Audit Committee and that he is “independent” as defined by Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

Audit Fees

(a)
The aggregate fees billed for professional services rendered by the principal accountant for the audit of the Fund’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $70,750 for the fiscal year ended April 30, 2026, and $68,500 for the fiscal year ended April 30, 2025.

Audit-Related Fees

(b)
The aggregate fees billed for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the Fund’s financial statements and are not reported under paragraph (a) of this Item are $0 for the fiscal year ended April 30, 2026, and $0 for the fiscal year ended April 30, 2025.

Tax Fees

(c)
The aggregate fees billed for professional services rendered by the principal accountant for tax compliance, tax advice and tax planning are $17,700 for the fiscal year ended April 30, 2026, and $17,200 for the fiscal year ended April 30, 2025, all of which required pre-approval by the Board’s Audit Committee. These fees consisted of fees billed in connection with preparing the Registrant’s tax returns and reviewing the Registrant’s excise period required distribution calculations.

All Other Fees

(d)
The aggregate fees billed for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for the fiscal year ended April 30, 2026, and $0 for the fiscal year ended April 30, 2025.

(e)
(1) The Audit Committee has adopted an Audit and Non-Audit Services Pre-Approval Policy, which specifies the procedures and conditions under which services may be pre-approved. If the proposed service is not specifically included in the Pre-Approval Policy, it must be pre-approved on a case-by-case basis. The Audit Committee considers whether the proposed services would impair the auditor’s independence and whether the auditor is in the best position to provide the most effective and efficient service. The Audit Committee may delegate pre-approval authority to one or more of its members. A member to whom such authority is delegated must report all approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee may not delegate to management its responsibility to pre-approve services to be performed by the Fund’s independent auditor.

The following services are considered pre-approved by the Audit Committee for the period ending April 30, 2026: audits of the Fund required by regulatory or statutory bodies; audits of management assertions related to the effectiveness of internal controls over financial reporting as required under the Sarbanes-Oxley Act; services associated with SEC registration statements, periodic reports and other documents filed with the SEC; consultation on accounting or disclosure treatment of transactions or events; assistance in dealing with and responding to the SEC or any other regulatory agency on financial matters; tax compliance, including the preparation of federal, state, local and international tax returns; tax planning and advice.

The Audit Committee must specifically approve audit engagement and estimated tax return preparation fees.

(e)
(2) The percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the Audit Committee pursuant to paragraph (c) (7) (i)(C) of Rule 2-01 of Regulation S-X are as follows:

(b) 0
(c) 100
(d) 0

(f)
The percentage of hours expended on the principal accountant’s engagement to audit the Fund’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was less than fifty percent.

(g)
The aggregate non-audit fees billed by the Fund’s accountant for services rendered to the Fund, and rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the Fund were $0 for the fiscal year ended April 30, 2026, and $0 for the fiscal year ended April 30, 2025.

(h)
The Fund’s Audit Committee of the Board of Directors has considered whether the provision of non-audit services that were rendered to the Fund’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable

(j)	Not applicable

Item 5.	Audit Committee of Listed Registrants.

(a)	Not applicable

(b)	Not applicable

Item 6.	Investments.

(a)	The Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable

Item 7.	Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8.	Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9.	Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10.	Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11.	Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Proxy Voting Policies and Procedures of the Fund and its investment adviser are as follows:

The Fund is a feeder fund in a “master-feeder” structure whereby it invests all of its assets in Ironwood Institutional Multi-Strategy Fund LLC (the “Master Fund”). The Master Fund invests in other private investment funds (the “Underlying Funds”), each managed by an independent investment adviser (collectively, the “Underlying Advisers”).  As such, it is expected that proxies and consent requests received by Ironwood will deal with matters related to the operative terms and business details of such Underlying Funds.  Ironwood is not responsible for, and these procedures are not applicable to, proxies received by Underlying Advisers (related to issuers invested in by the related Underlying Fund).

To the extent that the Master Fund receives notices or proxies from Underlying Funds (or to the extent the Master Fund receives proxy statements or similar notices in connection with any other portfolio securities), the Master Fund has delegated proxy voting responsibilities to Ironwood.  Ironwood will vote proxies and respond to investor consent requests in the best interests of the Master Fund, as applicable, in accordance with Ironwood’s Proxy Voting Policies and Procedures (the “Policies”).

The Policies provide the following general guidelines for determining the best interests of the Fund:

(i)           Ironwood will generally vote in favor of normal corporate housekeeping proposals including, but not limited to, the following:

(A)         election of directors (where there are no related corporate governance issues);

(B)         selection or reappointment of auditors; or

(C)         increasing or reclassification of common stock.

(ii)          Ironwood will generally vote against proposals that:

(A)          make it more difficult to replace members of the issuer’s board of directors or board of managers; and

(B)       introduce unequal voting rights (although there may be regulatory reasons that would make such a proposal favorable to certain clients of Ironwood).

For proxies or consent requests addressing any other issues (which may include proposals related to fees paid to investment managers of underlying investment funds, redemption rights provided by underlying investment funds, investment objective modifications, etc.), Ironwood shall determine (which may be based upon the advice of external lawyers or accountants) whether a proposal is in the best interest of the Fund.  In doing so, Ironwood will evaluate a number of factors which may include (but are not limited to): (i) the performance of the Underlying Fund in question; and (ii) a comparison of the proposed changes in terms to customary terms in the industry.

The Fund files Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31 of each year.  Once filed, the Fund’s Form N-PX are available: (i) without charge, upon request, by calling the Fund at (415)-777-2400; or (ii) by visiting the SEC’s website (http://www.sec.gov).

Item 13.	Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager and Description of Role of Portfolio Manager(s)

The following information is as of April 30, 2026.

The portfolio managers of Ironwood primarily responsible for the investment management of the Fund include Jonathan Gans, Simon Hong, and Benjamin Zack (the “Portfolio Managers”).  The Portfolio Managers each serve on the Fund’s Investment & Risk Committee, which has ultimate authority for determining whether the Fund will invest in (or withdraw from) any particular investment.  A unanimous vote of the Investment & Risk Committee is required for the Fund to take action with respect to any particular investment.  Below are the names and biographical information of the Portfolio Managers.

Jonathan Gans is the Chief Executive Officer and President of Ironwood.  He joined the firm in 1996 and is a member of Ironwood’s Investment & Risk Committee, Management Committee, and Valuation Committee.  He also serves as a Director for Ironwood’s offshore and registered funds.  Jon was previously employed at St. Claire Capital Management, where he was General Counsel and Chief Operating Officer.  His prior professional experience also includes positions at the Securities and Exchange Commission Division of Enforcement and Glenwood Financial Group.  Jon earned a B.A., cum laude, from Williams College, a J.D. from the University of California at Los Angeles School of Law, and is a member of the State Bar of California.  Jon is a chapter member of YPO Golden Gate and a Trustee of the San Francisco Museum of Modern Art (SFMOMA), where he has chaired the Investment Committee and served on the Executive Committee.

Simon Hong joined Ironwood in 2008 and is a Partner and Managing Director.  Simon is responsible for overseeing Ironwood’s investment team and process.  He is a member of the firm’s Investment & Risk Committee.  Prior to Ironwood, Simon worked in the Investment Banking Division and Global Capital Markets group at Morgan Stanley where he helped advise clients on a wide variety of strategic and financial alternatives.  Simon’s prior experience also includes positions in the Investment Management Division of Morgan Stanley and the Private Client Group of Merrill Lynch.  Simon received a B.A. in Business Economics from Brown University.  Simon is a CAIA designee and is a member of the Chartered Alternative Investment Analyst Association.  Simon is a member of the Investment Committee of the Catholic Diocese of Oakland.

Benjamin Zack joined Ironwood in 2004 and is a Partner and Managing Director.  Ben is responsible for overseeing Ironwood’s investment team and process.  He is a member of the firm’s Investment & Risk Committee.  Prior to Ironwood, Ben worked in the Health Care Investment Banking Group of Deutsche Banc Alex. Brown where he helped advise life sciences and medical technology clients on a wide variety of strategic and financial alternatives including mergers and acquisitions, equity and debt issuances, and restructurings.  Ben earned a B.B.A. in Finance from the University of Texas at Austin and an M.B.A. in Finance from the Wharton School at the University of Pennsylvania.

(a)(2)(i-iii) Other SEC-Registered Investment Companies Managed as of April 30, 2026

Name of Portfolio Manager	Number of Registered Investment Companies	Total Assets of Registered Investment Companies	Number of Investment Company Accounts with Performance- Based Fees	Total Assets of Performance- Based Fee Accounts
Jonathan Gans	1(1)	$6.69 billion	0	$0
Simon Hong	1(1)	$6.69 billion	0	$0
Benjamin Zack	1(1)	$6.69 billion	0	$0

(1)           The other registered investment company managed by this portfolio manager is the Master Fund.

Other Pooled Investment Vehicles Managed as of April 30, 2026

Name of Portfolio Manager	Number of Pooled Investment Vehicles	Total Assets of Pooled Investment Vehicles	Number of Pooled Investment Vehicles with Performance- Based Fees	Total Assets of Performance- Based Fee Accounts
Jonathan Gans	2	$2.19 billion	0	$0
Simon Hong	2	$2.19 billion	0	$0
Benjamin Zack	2	$2.19 billion	0	$0

Other Accounts Managed as of April 30, 2026

Name of Portfolio Manager	Number of Other Accounts	Total Assets of Other Accounts	Number of Other Accounts with Performance- Based Fees	Total Assets of Performance- Based Fee Accounts
Jonathan Gans	0	$0	0	$0
Simon Hong	0	$0	0	$0
Benjamin Zack	0	$0	0	$0

(a)(2)(iv) Potential Conflicts of Interest

The following actual and potential conflicts of interest may arise in connection with the Portfolio Managers’ management of the Fund’s investments:

1)
Other Activities. Ironwood also provides investment advisory services to other investment funds that utilize substantially the same investment strategy as the Fund (the “Other Ironwood Funds”).  The Fund has no interest in these activities. Ironwood and the investment professionals who, on behalf of Ironwood, provide investment advisory services to the Fund are engaged in substantial activities other than on behalf of the Fund, may have differing economic interests in respect of such activities, and may have conflicts of interest in allocating their time and activity between the Fund and the Other Ironwood Funds.

2)
Preferential Terms.  Ironwood, its affiliates, or accounts other than the Fund managed by Ironwood or its affiliates may invest in Underlying Funds on terms more favorable than those available to the Fund, and, as investors in such Underlying Fund, may act in ways adverse to the interests of the Funds.

3)
Allocation of Investments with Underlying Funds Between the Fund and Other Ironwood Funds.  Ironwood is also the investment adviser of the Other Ironwood Funds.  Ironwood often selects Underlying Funds for investment by the Fund that are managed by Underlying Advisers that advise parallel funds (the “Underlying Parallel Funds”) in which the Other Ironwood Funds may have made or may make an investment. In some cases, the Fund may invest in the same Underlying Funds as the Other Ironwood Funds. Conflicts of interest may arise with the allocation of investment transactions and opportunities, as well as in the amount or timing of when redemption notices are placed. The Fund may waive voting rights to address regulatory implications that might arise under the 1940 Act. The Fund and Ironwood have adopted policies and procedures regarding the allocation of investment opportunities, which generally require that investment opportunities be allocated among the Fund and Other Ironwood Funds in a manner that is fair, equitable and consistent with their fiduciary obligations to each.

4)
Proprietary Trading by Ironwood, the Underlying Funds and Their Principals. Ironwood, the Underlying Funds and their respective principals and employees may trade securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on behalf of the Fund or an Underlying Fund in which the Fund invests. Furthermore, certain principals and employees of Ironwood have made direct investments in Underlying Funds managed by Underlying Advisers and Ironwood’s advisory clients have made investments in the same Underlying Funds or other pooled investment vehicles managed by such Underlying Advisers. Such proprietary trading may be in competition with the Fund and may be conducted at brokerage commission rates, if applicable, substantially lower than rates charged to the Fund.

(a)(3) Portfolio Manager Compensation Structure

The following information is as of April 30, 2026.

Jonathan Gans is an employee and owner of Ironwood and is compensated solely by Ironwood. As an owner of Ironwood, he receives base compensation and also participates in Ironwood’s profits and losses. Mr. Gans does not receive any additional compensation for serving as portfolio manager of the funds managed by Ironwood.

Simon Hong is an employee and owner of Ironwood and is compensated solely by Ironwood. Mr. Hong receives a combination of base compensation, discretionary compensation and compensation related to equity ownership in Ironwood. The discretionary compensation is based on a variety of factors, including the overall annual performance of the “Ironwood Composite”, which includes results of all private investment vehicles managed by Ironwood, execution of managerial responsibilities, and other qualitative factors. Mr. Hong may elect to defer a portion of his discretionary year-end compensation and notionally invest the deferred amount in the Ironwood Composite. Mr. Hong does not receive any additional compensation for serving as portfolio manager of the funds managed by Ironwood.

Benjamin Zack is an employee and owner of Ironwood and is compensated solely by Ironwood. As an owner of Ironwood, he receives base compensation and also participates in Ironwood’s profits and losses. He also receives discretionary compensation. The discretionary compensation is based on a variety of factors, including the overall annual performance of the “Ironwood Composite”, which includes results of all private investment vehicles managed by Ironwood, execution of managerial responsibilities, and other qualitative factors. Mr. Zack may elect to defer a portion of his discretionary year-end compensation and notionally invest the deferred amount in the Ironwood Composite. Mr. Zack does not receive any additional compensation for serving as portfolio manager of the funds managed by Ironwood.

(a)(4) Disclosure of Securities Ownership as of April 30, 2026

Name of Portfolio Manager	Dollar Range of Equity Securities in the Fund as of April 30, 2026
Jonathan Gans	$0
Simon Hong	$0
Benjamin Zack	$0

(b)	Not applicable

Item 14.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable

Item 15.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s board of directors, where those changes were implemented after the Fund last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 16.	Controls and Procedures.

(a) The Fund’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Fund’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the 1940 Act (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There were no changes in the Fund’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Fund’s internal control over financial reporting.

Item 17.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) Not applicable.

(b) Not applicable.

Item 18.	Recovery of Erroneously Awarded Compensation.

(a) Not applicable.

(b) Not applicable.

Item 19.	Exhibits.

(a)(1) Code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Not applicable

(a)(3) Certifications pursuant to Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(4) Not applicable

(a)(5) Not applicable

(b) Certifications pursuant to Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of  Title 18 of the United States Code (18 U.S.C. 1350) are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Ironwood Multi-Strategy Fund LLC

By

/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

Date: June 26, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By

/s/ Jonathan Gans
Jonathan Gans, Chief Executive Officer and President
(principal executive officer)

Date: June 26, 2026

By

/s/ Martha Boero
Martha Boero, Treasurer
(principal financial officer)

Date: June 26, 2026